                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

     --------------------------------------------------------------------------

[FIRST AUSTRALIA PRIME INCOME FUND, INC.                   Gateway Center 3
 LOGO APPEARS HERE]                                        100 Mulberry Street
                                                           Newark, New Jersey
                                                            07102
                                                           (800) 451-6788

                                                           March 19, 2001

Dear Shareholder:

  The Annual Meeting of Shareholders is to be held at 2:00 p.m. (Eastern time), on Thursday, April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

  At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors for a three-year term and the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors. You are also being asked to consider and vote on proposed amendments to the Fund's investment objective, policies, and restrictions and a proposal to eliminate the requirements that any subsequent changes in the Fund's investment policies be approved by shareholders. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

  Your Directors recommend that you vote in favor of each of the foregoing matters.

                                      [Signature]

                                      Martin J. Gilbert
                                      CHAIRMAN

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

Following the acquisition of the Fund's investment manager and investment adviser by Aberdeen Asset Management, PLC, the name of the investment manager was changed from EquitiLink International Management Limited to Aberdeen Asset Managers (C.I.) Limited, and the name of the investment adviser was changed from EquitiLink Australia Limited to Aberdeen Asset Management Limited.

            EFFECTIVE MAY 1, 2001, YOUR FUND WILL HAVE A NEW NAME:

                    ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                          Stock Exchange Symbol: FAX

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                April 19, 2001

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 2:00 p.m. (Eastern time), for the following purposes:

  (1) To elect three Directors to serve as Class I Directors for a three-year term;

  (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

  (3A) To amend the Fund's investment objective;

  (3B) To amend the Fund's investment policies;

  (3C) To amend the Fund's investment restrictions;

  (3D) To eliminate the requirement that any subsequent changes in the Fund's investment policies be approved by shareholders; and

  (4) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Newark, New Jersey
March 19, 2001

  IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                              -------------------

                        Annual Meeting of Shareholders
                                April 19, 2001

                              -------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, April 19, 2001, at 2:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 19, 2001 or as soon as practicable thereafter.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposals 1, 3A, 3B, 3C and 3D, and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposals 2, 3A, 3B, 3C and 3D. The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

  Shareholders may vote using the enclosed postage pre-paid proxy card. Shareholders may also vote by telephone or internet. To vote by telephone or internet, shareholders should follow the instructions contained on their proxy card.

  The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

  Approval of the election of Class I Directors to the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors to the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the meeting. Proposals 3A, 3B, 3C and 3D each require the affirmative vote of "a majority of the outstanding voting securities" of the Common Stock and the Preferred Stock, voting together as a single class, as well as the affirmative vote of "a majority of the outstanding voting securities" of the Preferred Stock, voting together as a separate class, without regard to series. The term "majority of the outstanding voting securities," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the

Fund. Abstentions are treated as present and will have the effect of a vote "against" each proposal. For purposes of Proposals 1 and 2, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on these proposals will be voted "for" each Proposal. For purposes of Proposals 3A, 3B, 3C and 3D broker non-votes cannot be voted on a Proposal, but are treated as present and, therefore, will have the effect of a vote "against" each Proposal.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" a proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" a proposal, against adjournment.

  The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                          Solicitation of Vote
                                       Solicitation of             of
                                           Vote of       Preferred Stockholders
                                     Common Stockholders      (Series W-7)
                                     ------------------- ----------------------
Proposal 1:
Election of Class I Directors.......         Yes                  No

Proposal 2:
Election of Preferred Directors.....         No                   Yes

Proposal 3A:
Amendment to the Fund's Investment
 Objective..........................         Yes                  Yes

Proposal 3B:
Amendment to the Fund's Investment
 Policies...........................         Yes                  Yes

Proposal 3C:
Amendment to the Fund's Investment
 Restrictions.......................         Yes                  Yes

Proposal 3D:
Elimination of Requirement that any
 Subsequent Changes in the Fund's
 Investment Policies be Approved by
 Shareholders.......................         Yes                  Yes

  The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 5, 2001, the Fund had outstanding 267,377,300 shares of common stock, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

  The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2000, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to Investor Relations, Aberdeen Asset Management, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

  The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson and Neville
J. Miles, Directors who were elected to serve until the Meeting, and Beverley Hendry, who was appointed to the Board in February 2001, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class I Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2004 and until their successors are duly elected and qualified. Mr. Hendry was appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, to fill a vacancy on the Board. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                                 Shares
                                                                                              Beneficially
                                                                                                Owned and
                                                                                               % of Total
                              Principal Occupations and Employment for Past          Director  Outstanding
Name and Address                   Five Years and Other Directorships            Age  Since   on 1/31/01(1)
----------------              ---------------------------------------------      --- -------- -------------
                                    Class I
              (Current Directors and Nominees for a Term Expiring
                   at the Annual Meeting to be held in 2004)

Anthony E. Aaronson++    Mr. Aaronson has extensive experience in the management  63   1986         500
116 South Anita Avenue     of private investments. He served as Chairman of the
Los Angeles, CA 90049      Audit Committee of the Fund from the inception of the
                           Fund until 2000.
                         Director, The First Australia Fund, Inc. (since 1985);
                           Anthony Aaronson (textile agent) (since 1993); Vice
                           President, Textile Association of Los Angeles (1996-
                           1998).
Beverley Hendry*         Mr. Hendry has served as Executive Director of Aberdeen  47   2001           0
Suite 2210                 Asset Management PLC (parent company of the Fund's
Nations Bank Tower         Investment Manager and Investment Adviser), since
1 Financial Plaza Fort     1991. He has also served as Chief Executive Director
Lauderdale, FL 33394       of Aberdeen Fund Managers, Inc. since 1995.
                         Director, Aberdeen Asset Management PLC (since 1991);
                           Director, Aberdeen Fund Managers, Inc. (since 1995);
                           Director, Aberdeen Investment Services S.A. (since
                           1998); Director, Aberdeen Fund Managers Ireland
                           Limited (since 2000); Director, Phoenix Aberdeen
                           International Advisors LLC (since 1996); Director,
                           Aberdeen Asset Managers Ireland Limited (since 1999);
                           Director, The America Monthly Income Trust (since
                           2000).
Neville J.               Mr. Miles has over 20 years of international investment  54   1996       2,000
Miles+(degrees)            banking experience. He was formerly head of Corporate
23 Regent Street           Treasury at Westpac Banking Corporation and Managing
Paddington, N.S.W. 2021    Director of Ord Minnett Securities Limited
Australia                  (stockbrokers). Mr. Miles has extensive experience in
                           the areas of corporate acquisitions and equity
                           offerings.
                         Director, The First Australia Fund, Inc. (since 1996);
                           Director, The First Commonwealth Fund, Inc. (since
                           December 1999); Chairman and Director, MTM Funds
                           Management Limited (property trust) (since 1998);
                           Director, MaxiLink Limited (investment company);
                           Director, EquitiLink eLink Limited (investment
                           company); Executive Director, EL&C Ballieu Limited
                           (stockbroker) (1994-1997); Executive Director, Ord
                           Minnett Securities Limited (stockbroker) (from 1988
                           to 1994).

                                                                                                Shares
                                                                                             Beneficially
                                                                                               Owned and
                                                                                              % of Total
                              Principal Occupations and Employment for Past         Director  Outstanding
Name and Address                   Five Years and Other Directorships           Age  Since   on 1/31/01(1)
----------------              ---------------------------------------------     --- -------- -------------
                                    Class II
            (Term Expiring at the Annual Meeting to be held in 2002)

Howard A. Knight          Mr. Knight has over 30 years of experience in          59   1993          0
1266 East Main Street       financial markets and has been actively involved
Stamford, CT 06902          in the Australian financial markets for more than
                            25 years. From 1991 to 1994, he served as
                            President of Investment Banking, Equity
                            Transactions and Corporate Strategy at Prudential
                            Securities. Since 1996, Mr. Knight has served as
                            Vice Chairman, Director and Chief Operating
                            Officer of SBS Broadcasting SA (television and
                            radio broadcasting), where he has been actively
                            involved in investment management and capital
                            markets.
                          Director, The First Australia Fund, Inc. (since
                            1993); Director, Lions Gate Entertainment Corp.
                            (film production and distribution) (since 2000).
P. Gerald Malone          Mr. Malone has been chairman or a director of          50   2001          0
48 Barmouth Road            several companies in the health care industry
London, SW182DP             since 1998. He was Minister of Health between 1994
United Kingdom              and 1997, and a Member of Parliament from
                            Winchester between 1992 and 1997.
                          Chairman (since 2000) and a Director (since 1999),
                            Regent GM Laboratories Ltd. (generic
                            pharmaceutical manufacturer); Director, X-Fat UK
                            Ltd. (developer of dietary supplement) (since
                            1998); Director, e-nutriceuticals inc. (parent
                            company of X-Fat UK Ltd.) (since 1998); Director,
                            Chiltern Invadex plc (manufacturers of patient
                            handling and showering equipment) (since 1998);
                            Director Ultrasis plc (developers of health care
                            software) (since 2000); Director, European Growth
                            and Income Trust plc (investment trust) (since
                            2000).
Peter D. Sacks++          Mr. Sacks' career has spanned 20 years in executive    54   1993        250
333 Yonge Street, Suite     positions in treasury management with CIBC, Chase
706                         Manhattan Bank and Midland Bank. He is currently
Toronto, Ontario M5E 1G4    president and director of Toron Capital Markets,
Canada                      Inc., a company which he established in 1988 to
                            design and manage customized hedging solutions for
                            institutional clients with commodity risks and
                            currency and interest rate exposures.

                                                                                           Shares
                                                                                        Beneficially
                                                                                          Owned and
                                                                                         % of Total
                         Principal Occupations and Employment for Past         Director  Outstanding
Name and Address              Five Years and Other Directorships           Age  Since   on 1/31/01(1)
----------------         ---------------------------------------------     --- -------- -------------
                     Director, The First Australia Fund, Inc. (since June
                       1999); Director, The First Commonwealth Fund, Inc.
                       (since 1992); Director, First Australia Prime
                       Income Investment Company Limited (since December
                       1998); President, Toron Capital Management Inc.
                       (investment management) (since 1997); President,
                       Toron Capital Markets, Inc. (currency and interest
                       rate risk advice and management) (since 1988);
                       President and Director, First Horizons Holdings
                       Limited (Canadian mutual fund distributor).

Brian M. Sherman*    Mr. Sherman has 35 years experience in international   57   1986          0
G.P.O. Box 4306        funds management, stockbroking and in particular
Sydney, N.S.W. 2001    23 years in the funds management industry in
Australia              Australia, managing money in equities and bonds.

                     Chairman (from 2000 to 2001) and President (from
                       1986 to 2001) of the Fund; Vice President (from
                       1992 to 2000), Director (from 1992 to 2000) and
                       Chairman (from 1995 to 2000), The First
                       Commonwealth Fund, Inc.; President (from 1985 to
                       2001) and Director (from 1985 to 2000), The First
                       Australia Fund, Inc.; Joint Managing Director
                       (from 1986 to 2001) and Chairman (from 1995 to
                       2001), First Australia Prime Income Investment
                       Company Limited; Chairman, EquitiLink Limited
                       (holding company) (from 1986 to 2000); Chairman and Joint Managing Director, EquitiLink Australia
                       Limited (from 1981 to 2000); Chairman and
                       Director, EquitiLink Holdings Limited (holding company) (since 1998); Director, EquitiLink
                       International Management Limited (from 1985 to
                       2000); Joint Managing Director (from 1987 to 2000) and Director (since 1987), MaxiLink Limited
                       (investment company); Joint Managing Director
                       (from 1994 to 2000) and Director (since 1994),
                       EquitiLink eLink Limited (investment company);
                       Director, Ten Group Pty. Limited (since 1994);
                       Director, Ten Network Holdings Limited (commercial television operator) (since 1998); Director,
                       Sydney Organizing Committee for the Olympic Games.

                                                                                                  Shares
                                                                                               Beneficially
                                                                                                 Owned and
                                                                                                % of Total
                                Principal Occupations and Employment for Past         Director  Outstanding
Name and Address                     Five Years and Other Directorships           Age  Since   on 1/31/01(1)
----------------                ---------------------------------------------     --- -------- -------------
                                   Class III
            (Term Expiring at the Annual Meeting to be held in 2003)

David Lindsay Elsum, A.M.+  Mr. Elsum has over 20 years of experience in           63   1986       1,053
9 May Grove                   investment and insurance markets. He is a member
South Yarra, Victoria 3141    of the Australian Securities and Investment
Australia                     Commission Takeover Panel and a member of the
                              Australian Government Administrative Appeals
                              Tribunal. Previously he was founding Managing
                              Director of Capel Court Investment Bank and
                              subsequently Chief Executive of major public
                              companies including The MLC Limited (insurance)
                              and President of the State of Victoria
                              Superannuation Fund (pension fund management).

                            Director, The First Australia Fund, Inc. (since
                              1985), The First Commonwealth Fund, Inc. (since
                              1992) and First Australia Prime Income Investment
                              Company Limited (since 1986); Director, MaxiLink
                              Limited (investment company); Chairman, Audit
                              Victoria; Chairman, Melbourne Wholesale Fish
                              Market Ltd.; Chairman, Queen Victoria Market;
                              Chairman, Stodart Investment Pty. Ltd.; Director,
                              EquitiLink eLink Limited (investment company);
                              Director, Financial Planning Association Limited.

Martin J. Gilbert*          Mr. Gilbert is the Chief Executive and an Executive    46   2001           0
One Albyn Place               Director of Aberdeen Asset Management PLC, which
Aberdeen, Scotland            was established in 1983 and is the parent company
AB10 1YG                      of the Fund's Investment Manager and Investment
                              Adviser. He is one of the founding directors of
                              Aberdeen Asset Management PLC and has been
                              involved in the investment management industry
                              since 1982 after he qualified as a chartered
                              accountant. He has been Chairman of the Board of
                              the Fund and of The First Commonwealth Fund, Inc.
                              since 2001.

                            Director, Aberdeen Smaller Companies Investment
                              Trust PLC (since 1995); Director, Aberdeen Asset
                              Management Asia Limited (since 1991); Director,
                              Aberdeen Asset Management Ireland Limited (since
                              1998); Director, Aberdeen Asset Management PLC
                              (since 1983); Director, Aberdeen Asset Managers
                              Jersey Limited (since 1999); Director, Aberdeen
                              Asset Managers Limited (since 1987); Director,
                              Aberdeen Smaller  Companies  Investment  Trust
                               PLC  (since 1995);

                                                                               Shares
                                                                            Beneficially
                                                                              Owned and
Name                                                                         % of Total
and          Principal Occupations and Employment for Past         Director  Outstanding
Address           Five Years and Other Directorships           Age  Since   on 1/31/01(1)
-------      ---------------------------------------------     --- -------- -------------
           Director, Aberdeen Asset Management Asia Limited
           (since 1991); Director, Aberdeen Asset Management
           Ireland Limited (since 1998); Director, Aberdeen
           Asset Management PLC (since 1983); Director,
           Aberdeen Asset Managers Jersey Limited (since
           1999); Director, Aberdeen Asset Managers Limited
           (since 1987); Director, Aberdeen Convertible
           Income Trust PLC (since 1995); Director, Aberdeen
           Development Capital PLC since 1986); Director,
           Aberdeen Emerging Economies Investment Trust PLC
           (1993); Director, Aberdeen Football Club PLC
           (since 1997); Director, Aberdeen Fund Managers Inc
           (since 1995); Director, Aberdeen Global Fund
           (since 1998); Director, Aberdeen Graham Asset
           Management Limited (since 1999); Director,
           Aberdeen International Fund Managers Limited
           (since 1998); Director, Aberdeen Investment
           Services S.A. (since 1998); Director, Aberdeen
           International Fund PLC (since 1997); Director,
           Aberdeen Property Investors Limited (since 2000);
           Director, Aberdeen Umbrella Cash Fund PLC (since
           1998); Director, Aberdeen Unit Trust Managers
           Limited (since 1987); Director, Aberdeen Fund
           Managers Ireland Limited (since 2000); Director,
           APFM Wind-Up Limited (since 1994); Director,
           Argosy Asset Management Luxembourg SA (since
           1991); Director, Balgranach Properties Limited
           (since 1998); Director, Bogey One Limited (since
           1998); Director, Broadgate Investment Trust PLC
           (since 1995); Director, Chaucer Holdings PLC
           (since 1993); Director, FirstGroup PLC (since
           1995); Director, Grampian Country Food Group
           Limited (since 1996); Director, Grampain
           Enterprises Limited (since 1997); Director,
           Healthcare Reform Investment Trust PLC (since
           1996); Director, Inner Workings Group PLC (since
           1999); Director, Jersey Phoenix Trust Limited
           (since 1999); Director, Lombard International
           Assurance SA (since 1991); Director, New Asia
           (Isle of Man) Limited (since 1996); Director,
           Phoenix Aberdeen International Advisors LLC (since
           1996); Director, Pointon York Nominees Limited

                                                                                            Shares
                                                                                         Beneficially
                                                                                           Owned and
                                                                                          % of Total
                          Principal Occupations and Employment for Past         Director  Outstanding
Name and Address               Five Years and Other Directorships           Age  Since   on 1/31/01(1)
----------------          ---------------------------------------------     --- -------- -------------
                        (since 1994); Director, Primary Health Properties
                        PLC (since 1996); Director, Property Management
                        Employment Services Limited (since 2000);
                        Director, Property Partners (Whitgift) Limited
                        (since 2000); Director, Regent Property Partners
                        (Residential) Limited (since 2000); Director,
                        Regent PropertyPartners (Retail Parks) Limited
                        (since 2000); Director, Scottish Medicine PLC
                        (since 1998); Director, Templar Hotels LTD (1985-
                        1989, reappointed 1990); Director, Tenon Nominees
                        (since 1987); Director, The London Market Fund PLC
                        (since 1999); Director, The Taverners Trust PLC
                        (since 2000).
Peter J. O'Connell    Mr. O'Connell is involved in modern technology         47   1999          0
G.P.O. Box 10           developments and has extensive business experience
Sydney, N.S.W. 2001     in the Asian region. Mr. O'Connell is also
Australia               admitted as a solicitor in Australia.
                      Director, The First Australia Fund, Inc. (since
                        December 1999); Chief Executive Officer, Ten
                        Ventures Pty. Ltd. (technology development and
                        venture capital) (from 1999 to 2000); Consultant,
                        Rogny Pty. Ltd. (technology) (1999); Director of
                        Operations, Consolidated Press Holdings Limited
                        (from 1997 to 1999); Chief Executive Officer,
                        Hargrave Consultants Pty. Ltd. (technology
                        consulting) (from 1994 to 1997).
William J.            Mr. Potter has extensive experience in investment      52   1986        236
Potter+(degrees)        banking and fund management, including senior
236 West 27th Street    positions with Toronto Dominion Bank, Barclays
New York, NY 10001      Bank PLC and Prudential Securities, Inc. as well
                        as board of director positions with investment
                        funds involving over $20 billion in assets since
                        1983. Mr. Potter has been involved in the
                        Australian capital markets since 1974 including
                        management and board of director positions with a
                        noted Australian brokerage house. Mr. Potter is
                        President of a U.S. investment bank and has
                        securities licenses in the U.S. and Canada. Mr.
                        Potter also has extensive securities underwriting
                        experience in various capital markets with an
                        emphasis on natural resources.

                                                                               Shares
                                                                            Beneficially
                                                                              Owned and
Name                                                                         % of Total
and          Principal Occupations and Employment for Past         Director  Outstanding
Address           Five Years and Other Directorships           Age  Since   on 1/31/01(1)
-------      ---------------------------------------------     --- -------- -------------
         Director, The First Australia Fund, Inc. (since
           1985), First Australia Prime Income Investment
           Company Limited (since 1986) and The First
           Commonwealth Fund, Inc. (since 1992); President,
           Ridgewood Group International Ltd. (international
           consulting/investment banking) (since 1989);
           President, Ridgewood Capital Funding, Inc. (NASD)
           (private placement securities) (since 1989);
           Director, International Panorama Inc.; Director,
           National Foreign Trade Counsel; Director,
           Longevity International Ltd.; Director, Alexandria
           Bancorp (banking group in Cayman Islands);
           Partner, Sphere Capital Partners (corporate
           consulting) from 1989 to 1997).

-------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and investment adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors and Nominees with the Investment Adviser and the Investment Manager."

+  Messrs. Elsum, Miles and Potter are members of the Contract Review
   Committee.

++ Messrs. Aaronson and Sacks are members of the Audit Committee.

(degrees) Messrs. Miles and Potter are members of the Nominating Committee.

(1) The information as to beneficial ownership as of January 31, 2001 is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table were owned with sole voting and investment power. In the aggregate, all of the shares in the table represented less than one percent of the total shares of common stock outstanding as of January 31, 2001. The Directors of the Fund representing the common stock, as a group, owned less than one percent of the total shares of common stock outstanding as of January 31, 2001 and no shares of the Fund's preferred stock.

  Please also see the information contained on pages 23-26 under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that holders of common stock vote FOR the election of the three nominees to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

  The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

  Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and John T. Sheehy have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Preferred Directors, representing exclusively the holders of all series of the Fund's Preferred Stock, until the Annual Meeting of Shareholders to be held in 2002. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                             Shares of
                                                                                            Common Stock
                                                                                            Beneficially
                                                                                            Owned and %
                                                                                              of Total
                                                                                            Outstanding
                               Principal Occupations and Employment for            Director      on
Name and Address                Past Five Years and Other Directorships        Age  Since    1/31/01(1)
----------------               ----------------------------------------        --- -------- ------------
Dr. Anton E. Schrafl     Dr. Schrafl is currently Deputy Chairman of            69   1998         0
Talstrasse 83              "Holderbank" Financiere Glaris Ltd., a global
CH-8001 Zurich             manufacturer and distributor of cement and allied
Switzerland                products. He also serves on the Board of Directors
                           of Organogenesis, Inc., a medical products company
                           involved in cell culture, and Apogee Technology
                           Inc., a manufacturer of digital amplifiers.

                         Director, The First Commonwealth Fund, Inc (since
                           1993); Director, First Australia Prime Income
                           Investment Company Limited.

John T.                  Mr. Sheehy has over 30 years' experience in            58   1986         0
Sheehy++(degrees)          investment banking with companies such as J.P.
235 Montgomery Street      Morgan & Company and Bear, Stearns & Co. Inc. His
Suite 300                  specialty areas include securities valuation,
San Francisco, CA 94104    public offerings and private placements of debt
                           and equity securities, mergers and acquisitions
                           and management buyout transactions.

                                                                             Shares of
                                                                            Common Stock
                                                                            Beneficially
                                                                            Owned and %
                                                                              of Total
Name                                                                        Outstanding
and            Principal Occupations and Employment for            Director      on
Address         Past Five Years and Other Directorships        Age  Since    1/31/01(1)
-------        ----------------------------------------        --- -------- ------------
         Director, The First Australia Fund, Inc. (since
           1985), The First Commonwealth Fund, Inc. (since
           1992) and First Australia Prime Income Investment
           Company Limited (since 1986); Managing Director,
           The Value Group LLC (investment banking) (since
           1997); Director, Video City, Inc. (video retail
           merchandising) (since 1997); Managing Director,
           Black & Company (investment banking) (1996-1997);
           Managing Director, Sphere Capital Partners
           (investment banking) (from 1987 to 1996);
           Director, Sandy Corporation (corporate consulting,
           communication and training) (from 1986 to January
           1996).

-------
++ Mr. Sheehy is a member of the Audit Committee.

(degrees) Mr. Sheehyr is a member of the Nominating Committee.

(1) As of January 31, 2001, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

  Please also see the information contained on pages 23-26 under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

             PROPOSAL 3A: TO AMEND THE FUND'S INVESTMENT OBJECTIVE

             PROPOSAL 3B: TO AMEND THE FUND'S INVESTMENT POLICIES

           PROPOSAL 3C: TO AMEND THE FUND'S INVESTMENT RESTRICTIONS

 PROPOSAL 3D: TO ELIMINATE THE REQUIREMENT THAT ANY SUBSEQUENT CHANGES IN THE
            FUND'S INVESTMENT POLICIES BE APPROVED BY SHAREHOLDERS

BACKGROUND

  Over the past few years, Australia has experienced a structural change, which has led bond yields to fall to their lowest levels since financial markets were deregulated in the early 1980s. As at December 31, 2000, Australian ten-year government bonds were trading at 5.5%, a yield only modestly above US bonds with comparable maturity (5.1%), and 2-year Australian bonds traded at yields broadly equivalent to US Treasuries. The Investment Manager and Investment Adviser expect that Australian bonds will continue to trade in a lower band and at a narrower spread above US bonds, by historical standards, for the forseeable future.

  At a special meeting of the Board held on March 9, 1998, the Investment Manager and Investment Adviser proposed that the Fund's investment policies be amended in several ways, to enable to Fund to invest up to 35% of its assets in Asian debt securities ("1998 Proposal"). At the time, the Investment Manager and the Investment Adviser indicated that in their view, the relatively high level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings above the prevailing rates. The Board recommended that the shareholders of the Fund approve those changes in investment policies, and the shareholders approved them at the annual meeting of shareholders held on May 18, 1998.

  Asian bonds were introduced to the portfolio in 1998 subject to the maximum of 35% of total assets. This strategy has contributed significantly to yield, currency and capital gains. The portfolio's Asian bond exposure has incorporated both US dollar denominated Asian bonds (Yankees) and Asian currency-denominated bonds. This diversification has partly shielded the portfolio from the negative impact of the depreciation, versus the U.S. dollar, of the Australian dollar over the past two years.

Yield Opportunities in Asia

  The introduction of Asian securities into the Fund has, to date, benefited shareholders by providing the opportunity to enhance yields and to diversify from the volatility of a single currency.

  With the Fund's Asian investments now totaling 30%, there is limited scope to increase earnings with further investments in Asian debt securities under the existing mandate. The Investment Manager and Investment Adviser believe that it would be desirable to extend the investment mandate to boost earnings. The proposed change in the Fund's investment objective and investment policies would permit the Fund to increase its Asian debt investments to up to 80% of total assets.

  Asian debt markets can be split broadly into two categories: domestic bond markets, where governments and corporate entities issue debt payable in local Asian currency, and Asian bonds denominated in US dollars, often called "Yankee bonds." More recently, Asian issuers have increased their issuance of debt payable in Yen and the Euro. The domestic, or "local currency," bond markets are driven by the same sorts of fundamental information that drives the market for Australian bonds; for example, growth and inflation expectations, and changes in monetary and fiscal policy. Because these markets are domestic, the returns that investors receive is also a function of changes in exchange rates as well. The US dollar "Yankee" market is, by contrast, primarily a credit market, with only US dollar currency exposure and , as such, bonds trade like US corporate issues, at a yield spread, or premium, to US Treasury yields. Bonds in this market are less affected by domestic factors, such as inflation or monetary policy changes, and more by broad credit-specific issues, such as the market demand for emerging market assets, than is generally the case for domestic markets.

  At present, there are many yield opportunities in Asia in both domestic bond markets and the Yankee market. In the Korean domestic market, for example, 10 year bonds are trading around 7%, and lesser-credit corporate bonds are trading between 10%-12%. The Philippines' domestic 10 year bonds are currently yielding over 15%. Currently, in the Yankee market, the yield on the market as a whole is 9%, with certain issuers offering double-digit yields.

  At the regular meeting of the Board held on December 12, 2000, the Fund's Investment Manager and Investment Adviser sought approval in principle from the Board to proceed with a proposal to increase significantly the maximum proportion of the Fund's assets invested in Asian debt securities. The Investment Manager and Investment Adviser indicated that, related to this proposal, the Investment Manager and Investment Adviser would also recommend that the Fund: (1) increase the percentage of the Fund's total assets permitted to be invested in securities rated below investment grade; (ii) have the ability to invest in securities rated below B-; (iii) increase its current geographic and currency limits; and (iv) adjust its derivatives constraints in line with the proposed new geographic and currency limits. The Investment Manager and Investment Adviser indicated that in their view, the relatively higher level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings. The Board requested the Investment Manager and Investment Adviser to develop a more complete report for the Board to consider, in determining whether to recommend the proposal of the Investment Manager and Investment Adviser to shareholders for approval.

  The Investment Manager and the Investment Adviser subsequently submitted to the Board a report (the "Aberdeen Report") which recommends amendments of the Fund's investment objective, policies, and restrictions to permit substantially broader investments in Asian debt securities. As part of the proposal to be approved by the Fund's shareholders, the Investment Manager and Investment Adviser have proposed that the Fund be permitted to invest up to 80% of its total assets in Asian debt securities. The Aberdeen Report also recommended that up to 35% of the Fund's total assets be invested in Asian debt securities rated below investment grade at the time of investment, and that the Fund be permitted to invest up to 10% of its total assets in securities rated below B-, or if not rated, considered by the Investment Manager to be of comparable quality. In the event that any of the Fund's investments subsequently exceed these limits, the Fund will dispose of any such investments in an orderly fashion.

  In addition, the Investment Manager and Investment Adviser have proposed that the percentage limitations on the Fund's investments in issuers or debt securities which at the time of investment are rated AA and A, or are, in the judgment of the Investment Manager, of equivalent quality, be reduced. The Investment Manager and Investment Adviser have also proposed to expand the categories of derivatives which may be used by the Fund. The Fund currently may use derivatives to manage currency and interest rate risk, and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies.

  The Aberdeen Report included a discussion of the risks involved generally in investing in Asian debt securities, and the utilization of various financial instruments, including derivatives. For a discussion of these risks, see Appendix A.

Leverage

  The Fund is a leveraged fund. Unless otherwise restricted, a fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) or its total assets (incuding the amount borrowed) less all liabilities other than borrowings, and a fund may also issue preferred shares in an amount up to 50% of the fund's total assets (including the proceeds of preferred shares and any borrowings). Borrowings and the issuance of preferred shares are referred to as "leverage." A fund may use leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. the use of leverage for investment purposes increases both investment opportunity and investment risk. At present, the Fund is only authorized to issue preferred stock to leverage its portfolio. The Investment Manager and Investment Adviser believe that there may be opportunities in which more cost effective leveraging can be obtained through bank lending and other forms of borrowing. Accordingly, the Investment Manager and Investment Adviser proposed to the Board of Directors that the Fund have the flexibility to use either preferred stock or debt, or both, to leverage its portfolio. For a discussion of the risks of leverage, see pages A-10 and A-11 of Appendix A.

              SUMMARY OF PROPOSED CHANGES TO INVESTMENT POLICIES

  The proposals set forth in this proxy statement were considered by the Board of Directors at a special Board of Directors meeting on March 1, 2001 and at a regular Board of Directors meeting on March 15, 2001. At these meetings, the Board approved the proposals set forth in this proxy statement, including the proposal which affords the Board more flexibility to modify in the future the investment policies (Proposal 3D), without approval being required from Fund shareholders. The Board voted unanimously to recommend the adoption of these proposals by the Fund's shareholders.

  The Investment Manager and Investment Adviser propose to:

  .Increase to a maximum of 80% the Fund's investments in Asian debt securities (currently 35%);

  .Reduce the minimum investment in Australian debt securities to 20%
     (currently 65%);

  .Increase to a maximum of 35% the Fund's investments in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade (currently 15%);

  .Allow the Fund to invest to a maximum of 10% in securities rated, or considered by the Investment Manager to be, below B- (currently not allowed); and

  .Expand the categories of derivatives which may be utilized by the Fund.

  The Investment Manager and Investment Adviser believe that increased levels of investment in Asian debt securities would offer shareholders the potential to further enhance the Fund's earnings. It is therefore proposed that the Fund's investment policies be amended to allow investment of up to 80% in Asian debt securities (currently 35%), with the minimum investment in Australian debt securities reduced to 20% (currently 65%). The proposal, if approved by shareholders, would result in a substantial change in the nature of the Fund, in that it would over time become a more broadly-based Asian-Pacific investment company. This has several implications for the way in which the Fund's investments are managed. Consequently, the Investment Manager and Investment Adviser have reviewed all aspects of the Fund's policies and proposed several changes they believe are necessary to enable effective management of the Fund, particularly its Asian component.

  . The Investment Manager and Investment Adviser have proposed that, given the prevailing credit ratings in Asia and the proposed increase in the Fund's Asian investment levels, the Fund be permitted to invest up to 10% of its total assets (currently 0%) in securities rated below B-. In addition, the Investment Manager and Investment Adviser propose that the total investment permitted in securities rated below investment grade be increased from 15% to a maximum limit of 35% of total assets. As a result of these new policies with respect to credit quality, the Fund will no longer maintain (i) its investment policy of limiting the Fund's investments as to at least 50% of its total assets to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, and (ii) its investment policy that at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's. The resulting impact upon the Fund's average credit quality is expected to be a lowering of the rating from AA- to BBB+.

  . The Investment Manager and Investment Adviser intend that the proposed alterations to the Fund's portfolio and credit quality not have an adverse on the Fund's preferred stock and its credit rating.

  . One of the ways in which Asian debt markets have expanded in recent times is the issuance of eurobonds in currencies other than the US dollar ("USD"). At certain times in the economic and currency cycles, investment in these currencies may be desirable. Accordingly, the Investment Manager and Investment Adviser have proposed investment of up to 20% of total assets in Asian debt securities denominated in any combination of Yen ("JPY"), Euro and British pound ("GBP").

  . Asian debt markets have developed rapidly over the last few years in terms of their depth and range of securities and derivatives. Amendments are therefore appropriate to the Fund's derivative guidelines in order to provide flexibility and access to these markets, as well as to enable efficient implementation of the proposed new investment policies. For a discussion of the use of derivatives, risks associated with the use of derivatives, and management of risks from derivatives, see pages A-8 through A-10 of Appendix A.

  . The Investment Manager and Investment Adviser propose to include within the Fund's investment policies the ability to invest in the following securities which have developed over recent years:

    Secondary market bank loans: up to a limit of 10% of total Fund assets. These loans are private transactions not subject to securities laws or traded on any exchange. Increasingly, however, they are being sold directly by banks to investors or traded by specialized brokers, especially when the loan becomes distressed, thereby adding liquidity to the market.

    Convertible and other hybrid securities: up to a limit of 10% of total Fund assets. Convertible securities are debt obligations that are convertible into common stock at some future point in time. These are subject to the same rating criteria as other fixed-income securities. Hybrid securities also include bonds with warrants attached, and are also to be included.

    Asset-backed securities: up to a limit of 10% of total Fund assets. These are securities whose principal and interest payments are collateralized by pools of assets, such as mortgages, auto loans, credit card receivables, leases, installment contracts and personal property.

  The total portfolio also will be subject to the following overall geographic constraints:

                                                           Minimum Maximum
                                                           ------- -------
     Australian securities                                   20%     100%
     New Zealand securities                                   0%      35%
     USD securities*                                          0%     100%
     Total Asian debt securities                              0%      80%
     Any Single Asian Country (except Korea)                  0%      20%
     Any Single Domestic Asian Market (except Korean)         0%      10%
     Total Korean securities                                  0%      40%
     Korean Domestic Market                                   0%      25%
     Asian securities denominated in USD                      0%      65%
     Asian securities denominated in JPY, GBP and/or EURO     0%      20%

-------
*for defensive purposes only

  The total portfolio also will be subject to the following overall currency constraints:

                                               Minimum Maximum
                                               ------- -------
     Australian Dollar                           20%    100%
     New Zealand Dollar                           0%     35%
     US Dollar                                    0%    100%
     JPY, GBP and/Euro                            0%     20%
     Any single Asian currency (except Korea)     0%     10%
     Korean Won                                   0%     25%

  Note that, as described further below, if shareholders approve Proposal 3D, future changes can be made to the policies described above with approval only by the Fund's Board of Directors. No shareholder approval by either holders of the Fund's Common Stock or its Preferred Stock would be required.

  BOARD CONSIDERATIONS

  In considering whether to recommend to shareholders that the Fund's investment objective, policies and restrictions be amended, the Board took into account the risks involved in such a strategy. Although the goal of the Investment Manager and the Investment Adviser is to have the Fund invest in Asian debt securities in order to increase the Fund's yield without negatively impacting total return, the Board was cognizant of the fact that the upheaval in Asian currency and bond markets has significantly altered the investment landscape for investors in those markets and that many investors in Asian debt securities have suffered losses.

  The Board took into account that investment in Asian debt markets may expose the Fund to greater interest rate risk, foreign exchange risk, credit risk, political and economic risk ("event risk") and liquidity risk, than is currently the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, can, the Board recognized, increase the likelihood that losses in net asset value will more than offset the positive effect of higher apparent yields. In addition, the Board noted that the Fund's total investment return may be expected to become more volatile, and that the Fund's $600 million outstanding Auction Market Preferred Stock could exacerbate this increased volatility. For a discussion of the risks involved generally in investing in Asian debt securities, see pages A-1 through A-4 of Appendix A.

  The Board considered the fact that investors who do not wish to assume the greater risk associated with Asian investments would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk although selling shareholders might have to sell at a discount to net asset value.

  The Board noted that at the Fund's inception in 1986, high interest rates in Australia, which were then in the range of 12%-14%, were indicative of the higher risk of investment in Australian debt as compared with investment in U.S. debt at that time, reflecting the fact that the Fund's initial charter had been to give U.S. investors exposure to higher interest rates that necessarily reflect a risk premium. The Board concluded that the proposed changes to the Fund's investment policies and restrictions would be consistent with the Fund's initial charter.

  The Aberdeen Report suggested several scenarios, which are not mutually exclusive, by which the Fund could implement an increased exposure into Asia, including the sale of portfolio securities, the use of proceeds from maturing Australian debt securities, or the raising of additional capital. The Aberdeen Report discussed the possible negative factors associated with each of these scenarios. If the Fund were to raise capital through a rights offering to existing shareholders, the Fund would have to consider the potential for NAV dilution. Given the current significant discount at which the shares of the Fund trade in the market, it is unlikely that the Fund will be able to raise additional capital in this way. If the Fund determines to implement its further investment into Asian debt securities through the sale or maturation of existing portfolio securities, the Fund might incur substantial capital losses and currency losses. The Fund may also incur currency losses simply by taking cash denominated in one currency and making it available for investment in Asian debt securities denominated in a different currency. The Fund also could incur significant currency losses if its Australian dollar investments were no longer a significant part of the Fund's total assets. The Investment Manager and Investment Adviser concluded that a combination of funding sources would be the most practical and appropriate way for the Fund to increase its exposure into Asia. and that, further, such a policy would be implemented gradually.

  The Board considered the funding scenarios presented by the Investment Manager and Investment Adviser, and also noted that the Investment Manager and Investment Adviser do not envisage investing the maximum allowable percentage of 80% of the Fund's assets into Asian debt securities immediately upon obtaining shareholder approval of the Proposal. The Investment Manager and Investment Adviser propose to implement the increased investment in Asian debt securities gradually, with an initial target of 50% investment in Asia over the next 18 months.

  Appendix A, which includes extracts from the Aberdeen Report, further discusses the risks involved in Asian investment, risks associated with derivatives, the Investment Manager and Investment Adviser's management of risk from derivatives and their management of credit risk and the risk of leverage. It also includes extracts from the Aberdeen Report regarding the investment process the Investment Manager and Investment Adviser propose to use to make investments in the Asian market, and the outlook of the Investment Manager and Investment Adviser for Australian bond yields. Appendix B describes the rating systems of Standard & Poor's Corporation and Moody's Investors Services, Inc.

    LEGAL ISSUES RELATED TO CHANGES IN INVESTMENT OBJECTIVE, POLICIES, AND
                                 RESTRICTIONS

  The 1940 Act requires that a registered investment company ("fund") adopt certain policies that cannot be changed without the approval of a majority of its shareholders, as defined in the 1940 Act. Policies that cannot be changed without shareholder approval are deemed "fundamental." The matters on which a fund must have a fundamental policy are: (1) its subclassification as an open-end or closed-end fund under the 1940 Act (the Fund is a closed-end fund); (2) its subclassification as a diversified or non-diversified fund (the Fund is a non-diversified fund); and (3) its policies with respect to (a) borrowing money, (b) issuance of senior securities, (c) engaging in the business of underwriting securities issued by others, (d) concentrating its investments in a particular industry or group of industries, (e) purchasing and selling real estate or commodities, and (f) making loans to other persons. Additionally, without shareholder approval, a fund may not change its business so that it is no longer an investment company. A fund may determine, but is not required, to make any other matter a fundamental policy.

  Because of the need to obtain shareholder approval for any change in a fund's fundamental policies, funds generally attempt to minimize the number of their policies that are fundamental in order to maintain the flexibility to adjust their policies to changing market and other conditions. Obtaining shareholder approval for changes is costly and also delays a fund's ability to make these adjustments.

  The Fund currently has designated its investment objective, a substantial portion of its investment policies, and all its investment restrictions as matters that cannot be changed without approval by the holders of both a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and a majority of the outstanding shares of the Fund's Preferred Stock, voting together as a separate class without regard to series. In connection with the proposed changes described above to the Fund's investment policies, it is also proposed that changes in these new investment policies would be subject to approval only by the Fund's Board of Directors. No approval would be required by either holders of the Fund's Common Stock or Preferred Stock for future changes in the Fund's investment policies, except for changes to its investment restrictions (see Proposal 3C). Any future change in the Fund's investment objective would continue to require approval by majorities of both holders of Common Stock and Preferred Stock, and holders of Preferred Stock voting separately.

  Finally, the Fund's Articles of Incorporation, as amended, and various Articles Supplementary dealing with Preferred Stock (together, "Articles") contain provisions that, in certain cases impose additional restrictions on the Fund's investment activities, or impose requirements that are more restrictive than those contained in the proposed Investment Restrictions, below. Any such additional or more restrictive provisions in the Articles, if applicable, will control. Among other things, so long as certain classes of Preferred Stock are outstanding, the Fund may be limited in its ability to encumber its assets, to engage in "short sales" or "hedging" or to enter into "futures contracts" or "option contracts" (other than certain forward contracts) with respect to certain Fund assets.

  Following are the proposals to change the Fund's investment objective, its investment policies, and its investment restrictions.

            3A: PROPOSED CHANGE TO THE FUND'S INVESTMENT OBJECTIVE

  The Fund's current investment objective, which cannot be changed without approval by the holders of both a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and a majority of the outstanding shares of the Fund's Preferred Stock, voting together as a separate class without regard to series, is:

  To obtain current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation.

  Because the Fund, subject to shareholder approval of these proposals and after its portfolio is restructured in accordance with these proposals, will no longer invest primarily in Australian debt securities, it is appropriate to change the Fund's investment objective. The proposed new investment objective may be changed in the future only with approval by both a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and by a majority of the outstanding shares of the Fund's Preferred Stock, voting together as separate a class without regard to series. The new investment objective would be:

  To obtain current income. The Fund may also achieve incidental capital appreciation.

  The Board recommends that you vote FOR Proposal 3A.

           3B: PROPOSED AMENDMENT TO THE FUND'S INVESTMENT POLICIES

  As noted above, the Fund has provided that the following four paragraphs describing certain of its investment policies, cannot be changed without approval by the holders of a majority of the outstanding shares of its Common Stock and its Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series.

    It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and
  (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets. The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

    During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in convertible debt securities.

    It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment, are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B-by S&P or B3 by Moody's; provided, however, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

    The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

  Because these four paragraphs above cannot be changed without approval both by holders of the Fund's Common Stock and Preferred Stock voting together, and by holders of its Preferred Stock voting separately as a class, it is not clear that even the wording of these paragraphs may be changed without obtaining such approval.

  The proposed new policies are set forth in Appendix D. The principal substantive changes from the current policies described in the four paragraphs above are as follows:

  1. Increase to a maximum of 80% the Fund's investments in Asian debt securities (currently 35%).

  2. Reduce to 20% (from 65%) the minimum required investment in Australian debt securities.

  3. Increase to a maximum of 35% the Fund's investments in Asian debt securities rated below investment grade (currently 15%).

  4. Allow the Fund to invest to maximum of 10% in securities rated below B- (currently not allowed).

  5. Expand the categories of derivatives which may be utilized by the Fund.

  The Board recommends that you vote FOR Proposal 3B.

                     3C: PROPOSED INVESTMENT RESTRICTIONS

  The Fund would adopt new investment restrictions that could be changed only with approval by the holders of both a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and a majority of the outstanding shares of the Fund's Preferred Stock, voting together as a separate class without regard to series. These restrictions, which are listed below, address only those matters regarding which a fund is required by the 1940 Act to adopt policies that can be changed only with approval by a majority of the fund's shareholders (as defined in the 1940 Act.). The principal changes to the restrictions are: (i) to drop restrictions which are not required by the 1940 Act, including restrictions on
(a) purchasing securities on margin; (b) making short sales and maintaining short positions; (c) investing for the purpose of exercising control or management; and (d) borrowing money or pledging assets; (ii) to make changes in certain of the Fund's other investment restrictions to reflect changes in SEC views regarding those policies and to permit the Fund to take advantage of future changes in SEC views; and (iii) to change the Fund's concentration policy to reflect the proposed expanded investments in Asian securities (proposed policy B7, below). The Fund's current investment restrictions are contained in full in Appendix C.

  The Fund's proposed investment restrictions are as follows:

  A. The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

  B. The Fund will not:

    (1) issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

    (2) borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

    (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

    (4) purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

    (5) purchase physical commodities or contracts relating to physical commodities;

    (6) make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

    (7) concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

  For purposes of Restriction 7, above, "securities of issuers of a particular country" shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country;
(c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

  The Board recommends that you vote FOR Proposal 3C.

               PROPOSAL 3D: PROPOSED ELIMINATION OF REQUIREMENT
                   THAT ANY SUBSEQUENT CHANGES IN THE FUND'S
                INVESTMENT POLICIES BE APPROVED BY SHAREHOLDERS

  A substantial portion of the Fund's investment policies are currently designated as "fundamental" policies and cannot be changed without approval by the holders of both a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, and a majority of the outstanding shares of the Fund's Preferred Stock, voting together as a separate class without regard to series.

  As discussed earlier under "Legal Issues Related to Changes in Investment Objective, Policies and Restrictions," because of the need to obtain shareholder approval for any change in a fund's fundamental policies, funds generally attempt to minimize the number of their policies that are fundamental in order to maintain the flexibility to adjust their policies to changing market and other conditions. Obtaining shareholder approval for changes is costly and also delays a fund's ability to make these adjustments. Accordingly, in connection with the proposed changes to the Fund's investment policies, as described in Proposal 3B, it is also proposed that changes to the Fund's investment policies, as described in Proposal 3B, it is also proposed that changes in these new investment policies would be subject to approval only by the Fund's Board of Directors. No approval would be required by either holders of the Fund's Common Stock or Preferred Stock for future changes in the Fund's investment policies.

  The Board recommends that you vote FOR Proposal 3D.

                     SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP ("PWC"), independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2001.

  Audit services performed by PwC during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended October 31, 2000, the fees for services rendered to the Fund by PwC were:

                                                                               All
          Audit           Financial Information Systems Design                Other
           Fees                 and Implementation Fees                       Fees*
          -----           ------------------------------------                -----
         $114,000                        $ None                              $176,000

-------
* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

  At its most recent meeting in December 2000, the Audit Committee of the Fund reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Effective February 5, 2001, new Securities and Exchange Commission rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants. Because the Fund's Audit Committee has not met since these new rules became effective, the Audit Committee has not expressly considered whether the provision by the Fund's independent accountants of such services is compatible with maintaining the independence of the Fund's accountants. Nevertheless, the Audit Committee is generally aware of the nature and extent of the fees earned by the Fund's independent accountants from such non-audit services.

  The Fund knows of no direct or indirect interest of PwC in the Fund.

                                OTHER BUSINESS

  The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

  Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2000, its Reporting Persons complied with all applicable filing requirements.

  Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act, and who are "independent" as defined in the American Stock Exchange listing standards. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and review compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters.

  The Fund adopted an Audit Committee Charter on March 16, 2000, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PwC. the Fund's independent auditors, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The members of the Fund's Audit Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks, and John T. Sheehy.

  The Board of Directors also has a standing Contract Review Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Administration Agreement, the Investor Relations Services Agreement and other agreements.

  In December 2000, the Fund established an interim Nominating Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act. The interim Nominating Committee was actively engaged in the review of all recent director appointments and nominations. In March 2001, the Fund established a permanent Nominating Committee. The Nominating Committee will not consider nominees recommended by security holders.

  During the Fund's fiscal year ended October 31, 2000, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, a special Due Diligence Committee, organized in connection with the acquisition of the Investment Manager and the Investment Adviser by Aberdeen Asset Management PLC, held three meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office (except Michael R. Horsburgh and Dr. Anton E. Schrafl) attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

  Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, are as follows: Hugh Young (age 42), President (since 2001); David Manor (age 60), Treasurer (since 1987); Ouma Sananikone (age 42), Vice President (since 2001) and Chief Investment Officer (since 1995); Michael Karagianis (age 37), Assistant Vice President (since
2001); Barry G. Sechos (age 39), Assistant Treasurer (since 1995); Jack Benintende (age 36), Assistant Treasurer (since 2000); Roy M. Randall (age
64), Secretary (since inception); Allan S. Mostoff (age 68), Assistant Secretary (since inception); Sander M. Bieber (age 51), Assistant Secretary (since 1999); and Margaret A. Bancroft (age 62), Assistant Secretary (since
1989).

  The respective principal occupations and employment during the past five years of the Fund's officers are as follows: Hugh Young, Managing Director (since 1991) of Aberdeen Asset Management PLC (parent company of the Fund's Investment Manager and Investment Adviser), Managing Director (since 1992) of Aberdeen Asset Management Asia Limited (affiliate of the Fund's Investment Manager and Investment Adviser), Managing Director (since 2000) of Aberdeen International Fund Managers Limited, Director (since 2001) of the Investment Manager and the Investment Adviser, President (since 2001) of the Fund and of The First Australia Fund, Inc. and The First Commonwealth Fund, Inc.;
David Manor, Managing Director (since 1998) of the Fund's Investment Manager, Executive Director (from 1985 to 1998) of the Fund's Investment Adviser, Treasurer (since inception) of The First Commonwealth Fund, Inc., Treasurer (since 1987) of The First Australia Fund, Inc., Treasurer (since 1987) of The First Australia Prime Income Fund, Inc.; Ouma Sananikone, Chief Executive Officer (since 1997), Investment Director and a Director (since 1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager, Vice President (since 2001), Assistant Vice President (1995-2001) and Chief Investment Officer (since 1995) of The First Commonwealth Fund, Inc., The First Australia Fund, Inc., and The First Australia Prime Income Fund, Inc.; Barry G. Sechos, General Counsel (since 1993) and a Director (since
1994) of the Fund's Investment Adviser, Director (since 2000) of the Fund's Investment Manager, Director (since 1998) of EquitiLink Holdings Limited; Michael Karagianis, Assistant Vice President (since 2001) of The First Commonwealth Fund, Inc., The First Australia Fund, Inc., and The First Australia Prime Income Fund, Inc., Director of Economics and Investment Strategy (since 1999) of the Fund's Investment Adviser, Director of Portfolio Investment (1995-1999) of County Investment Management; Jack Benintende, Vice President (since 2000) of Prudential Investments, the Fund's Administrator, Senior Manager (1998-2000) and Manager (1995-1998) of PricewaterhouseCoopers; Roy M. Randall, Partner (since 1997) of Stikeman, Elliott (law firm) and Partner (1981-1996) of Freehill Hollingdale & Page (law firm); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert (law firm).

  Mr. Hugh Young, Ms. Ouma Sananikone, Mr. David Manor, Mr. Michael Karagianis and Mr. Barry G. Sechos serve as executive officers of the Fund. As of January 31, 2001, the executive officers of the Fund owned no shares of the Fund's common or preferred stock.

  Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the "Investment Manager") serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000.

  The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (formerly known as EquitiLink Limited)("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

  On December 22, 2000, all of the shares of EquitiLink International Management Limited (the Investment Manager), of EquitiLink Limited ("EL", parent of EquitiLink Australia Limited, the Investment Adviser), and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC ("Aberdeen")(the "Aberdeen Transaction"), pursuant to a Share Sale Agreement between Aberdeen on the one side and EquitiLink Holdings Limited ("EHL", parent of EL), EIML Australia Pty Limited (parent of the Investment Manager) and the shareholders of EICIL on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Laurence S. Freedman and Brian M. Sherman were directors and the principal shareholders of the Investment Manager, and Mr. David Manor was the Managing Director of the Investment Manager and an affiliate of entities which were also shareholders of the Investment Manager. Messrs. Freedman and Sherman then also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. In connection with the Aberdeen Transaction, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited and of EIML Australia Pty Limited, of both of which Mr. Manor is also a shareholder.

  Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent company of the Investment Manager and Investment Adviser. Mr. Gilbert is also a shareholder of Aberdeen Asset Management PLC. Mr. Beverley Hendry, a Director of the Fund, also serves as an Executive Director of Aberdeen Asset Management PLC, and is a shareholder of Aberdeen Asset Management PLC.

  Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management), a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $10,000.

  Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2000. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2000.

                               Compensation Table
                           Fiscal Year Ended 10/31/00

                                                                         Total
                                         Pension or                   Compensation
                          Aggregate      Retirement      Estimated     From Fund
                         Compensation Benefits Accrued    Annual     and Associated
                             From        As Part of    Benefits Upon   Funds Paid
Name of Director          Registrant   Fund Expenses    Retirement    to Directors
-----------------        ------------ ---------------- ------------- --------------
Anthony E. Aaronson.....   $19,750          N/A             N/A         $33,250(2)
Sir Roden Cutler*.......   $74,050          N/A             N/A         $84,556(3)
David Lindsay Elsum.....   $16,769          N/A             N/A         $40,256(3)
Rt. Hon. Malcolm
 Fraser**...............   $11,331          N/A             N/A         $27,593(3)
Laurence S.
 Freedman***............         0          N/A             N/A               0(3)
Michael R.
 Horsburgh****..........   $15,750          N/A             N/A         $35,250(3)
Harry A. Jacobs,
 Jr.***.................         0          N/A             N/A               0(2)
Howard A. Knight........   $16,750          N/A             N/A         $27,250(2)
Neville J. Miles........   $17,119          N/A             N/A         $39,456(3)
Peter O'Connell.........   $15,419          N/A             N/A         $25,056(2)
William J. Potter.......   $18,250          N/A             N/A         $43,750(3)
Peter D. Sacks..........   $18,256          N/A             N/A         $41,969(3)
Dr. Anton E. Schrafl....   $15,419          N/A             N/A         $25,419(2)
John T. Sheehy..........   $19,250          N/A             N/A         $45,250(3)
Brian M. Sherman........         0          N/A             N/A               0(3)
Preferred Directors:
David Manor**** ........         0          N/A             N/A               0(2)
Marvin Yontef***........   $17,306          N/A             N/A         $17,306(1)

-------
*  Sir Roden Cutler retired from the Board of Directors effective December
   1999.
** Rt. Hon. Malcolm Fraser resigned from the Board of Directors effective June
   2000.
*** Messrs. Laurence S. Freedman, Harry A. Jacobs, Jr. and Marvin Yontef
    resigned from the Board of Directors effective December 2000.
**** Messrs. Michael Horsburgh and David Manor resigned from the Board of
     Directors effective October 2000.

                            ADDITIONAL INFORMATION

  Administrator. The Fund's administrator is Prudential Investments, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102.

  Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. In addition to solicitation by mailing of this proxy statement, Innisfree M&A Incorporated ("Innisfree") has been engaged to assist in the solicitation of proxies. The anticipated cost of Innisfree's services is estimated to be approximately $300,000.

  Solicitation and Voting of Proxies. Solicitation of proxies is being made by the mailing of this Proxy Statement with its enclosures on or about March 19, 2001. In addition, as the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Innisfree if the Fund has not yet received their vote. Authorization to permit Innisfree to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the Innisfree representative is required to ask the shareholder for such shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Innisfree by the Fund, then the Innisfree representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Innisfree representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Innisfree will record the shareholder's instructions on the card. Within 72 hours, Innisfree will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Innisfree immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  Beneficial Ownership. To the best of the Fund's knowledge, as of the record date, no persons or group beneficially owned more than five percent of the outstanding shares of common stock or preferred stock of the Fund.

  Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2002 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 19, 2001.

  Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2002 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than December 20, 2001 and no later than January 19, 2002 in the form prescribed in the Fund's By-Laws.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
March 19, 2001

                                                                     APPENDIX A

  This Appendix A includes extracts from Aberdeen's Report which discussed risks involved in Asian investment and risks associated with the use of derivatives, as well as the management of risk from derivatives and management of credit risk. It also contains the Investment Manager's Australian Review and Outlook and Asian Market Review and Outlook. The derivatives exposure and counterparty limits described in the extract concerning management of risk from derivatives represent the Investment Manager's current policies, which may be amended in consultation with the Board of Directors.

                      RISKS INVOLVED IN ASIAN INVESTMENT

  The following summarizes the main risks involved in investing in Asian bond and short term money market securities relative to similar types of securities in Australia and the US. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

  Interest Rate Risk. Changes in the level of interest rates in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries where, for example, one-off 100 to 200 basis point interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy.

  Foreign Exchange Risk. Securities issued in Asian markets and denominated in an Asian country currency are subject to fluctuation in value due to changes in the value of the currency against the US dollar. A decline in the value of an Asian currency compared to the US dollar will give rise to a currency loss to the Fund. Income received from securities denominated in Asian currencies is also translated into and distributed in US dollars, so that a decline in the value of an Asian currency will result in a decline in income to the Fund.

  Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities.

  Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. The Investment Manager and the Investment Adviser expect to hedge foreign currency risks from time to time in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. These activities constitute "derivatives" transactions. See "Management of Derivatives" below.

  Credit Risk. The Fund is currently permitted to invest up to 15% of total assets in Asian debt securities which, at the time of investment, are rated below investment grade, or, if unrated, are judged by the Investment Manager of equivalent quality. Under the proposal, the Fund will be permitted to invest up to 35% of total assets in Asian debt securities which, at the time of investment, are rated below investment grade or, if unrated, are judged by the Investment Manager, of equivalent quality. Among other things, investment in securities which are below investment grade introduces an element of speculation, requires skilled credit analysis, and reduces the overall credit quality of the Fund's portfolio.

  Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings.

  The former will generally provide higher yields due to the higher premia required by investors for taking the associated credit risk.

  Investments in debt securities expose the Fund to credit risk (that is, the risk of default on interest and/or principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

  Unrated securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

  Below-investment grade securities. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

  The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

  Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supernational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

  Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager and Investment Adviser anticipate that these securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

  The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

  The Investment Manager and the Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

  Counterparty Risk. The derivatives used for adjusting currency exposures or replicating underlying securities and credit exposures are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. To manage this risk, the Investment Manager and Investment Adviser will only use counterparty institutions rated A- or better by recognized international ratings agencies, except in the case of Korean futures exchange margin accounts which, in some cases, are unrated. The Investment Manager and Investment Adviser intend to limit these Korean futures exchange margin accounts to 2% of total assets.

  Political and Economic Risk. The Fund's investments could in the future be affected by any increase in taxes or by political, economic or diplomatic developments in the Asian countries, as well as Australia and New Zealand. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

  Securities of foreign issuers involve different, and sometimes greater, risks than securities of US and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

  With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

  Liquidity Risk. While the Fund may ordinarily invest only in debt securities for which there is an active secondary market, in order to give it the flexibility to invest in Asian debt securities, the Fund may invest up to 80% of its assets in Asian debt securities for which there is no established relevant market.

  The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

  Tax Risk. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of such countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

  Legal and Accounting Risk. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

  Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the US. In some cases accounting policies, for example the use of the constant purchasing power method, can cause some distortion. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

  Leverage Risk. The Fund has issued US$600 million of Auction Market Preferred Stock (the "AMPS") which is tantamount to borrowing this sum of money. The AMPS create an opportunity for the Fund's holders of Common Stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk. The net cost of the AMPS is an expense which could limit the Fund's net investment income in any given period.

                           MANAGEMENT OF CREDIT RISK

  At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as Asia, where issues are often unrated or at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment. They have advised the Fund that the process of credit assessment in much of Asia's developing debt markets is similar to that undertaken when considering an equity investment, rather than a debt purchase.

  In debt investing, the Investment Manager and Investment Adviser determine the likelihood of default (by assessing debt to equity levels, interest coverage, etc.), and then compare that to the market price offered for that issuer. As with stock investing, qualitative factors must be evaluated, including management capability, in order to assess the likelihood that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

  The Investment Manager and Investment Adviser also consider external credit assessments available from rating agencies such as S&P and Moody's, as well as any reports on the issuer which may be available from brokers or other sources. A chart showing the current S&P and Moody's credit ratings on long-term sovereign debt for the Asian Countries in which the Fund may invest is included in Appendix B.

  Once a company has been fully assessed, the Investment Manager and Investment Adviser determine whether the return on that company's security appears adequate to compensate for the risks of investment.

  Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short time periods.

  Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund hold such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

                              INVESTMENT PROCESS

  The Investment Manager believes that excess returns can be achieved in global fixed income investments through duration and currency management relative to benchmark, controlled yield curve positioning, and rigorous credit analysis. The initial stage of portfolio construction is the application of in-house economic analysis. This effectively involves establishing a view on economic growth and inflation, leading to forecasts of interest rates, bond yields and exchange rates.

  In particular, for Australian and Asian fixed income and currency management, we believe the following to be true:

  Australasian bond, money and currency markets are not perfectly efficient. Investors do not always rationally price interest rate and credit factors. In Asian markets particularly, factors such as illiquidity, segmented markets, changing risk tolerance and poor information mean that markets experience periods of temporary mispricing. Furthermore, exchange rates can deviate substantially from fair value due to factors such as central bank intervention, speculation and capital flows.

  There are rewards available from intelligent research aimed at exploiting market inefficiencies. Our approach is to use a combination of macro-economic and market analysis as well as company-specific research to identify market trends and temporary mispricing. Portfolios are then positioned to generate returns above market benchmarks and superior to those of our competitors.

  Managing Australasian bonds, money market securities and currencies requires specialist and dedicated skills. The region represents a complex set of different but highly interactive economies, cultures and markets. In order to understand the many issues which drive and influence the region's financial markets, knowledge of a multitude of micro factors such as cultural sensitivities, entrenched relationships, market practices, etc, is required. This knowledge and understanding can only be built up through direct experience in the region. Members of our team work in Australia and Asia, speak a number of Asian languages and travel extensively within the region. We regard these as essential components in the effective management of this asset class.

Research

  Research is both fundamental and technical. Investment decisions are taken to fully reflect our view on the future course of global economies, with particular emphasis on the Australian and Asian region. The illustration below details the factors that we consider to be most important in both fundamental and technical analysis, including research inputs.

         Agenda                  Substantive Content                Strategy            Construction
------------------------    ------------------------------    --------------------    ----------------
WEEKLY TEAM MEETINGS        FUNDAMENTAL ANALYSIS
 .  Specialist report on
   developments             . Global growth trends
   within their area
                            . Impact upon information
 .  The rota covers all                                        Construct/revise
   areas pertinent          . Political timetable             overall strategy for
   to fixed interest
   markets                  . Response from interest rates    . Duration              Translate into
                              policymakers                                            mandate-driven
                                                              . Yield Curve           asset allocation
EXTERNAL ANALYSIS           TECHNICAL ANALYSIS
 .  Regularly invite                                           . Credit
   requests from            . Supply profile -- government
   market to test our         and corporate                   . Currency
   views
                            . Demand appetite structural
 .  However, the majority      changes in regulations
   of research is
   conducted internally     . Flow of funds analysis

  The following analysis is undertaken and reviewed constantly in order to determine the country and currency structure of our portfolios:

  1. Economic analysis

    . Global economic analysis: Economic commentary and forecasts for the major global economies are collected from a diverse range of research houses and brokers. These are presented and discussed at the monthly investment strategy review meeting held in London, at which all heads of desks and our group strategist participate.

    . Asian and Australian economic analysis: The fund managers and our economist monitor economic developments throughout the region, Pertinent issues are presented and assessed at a monthly Asian economic review. A house view is developed for each country with forecasts for GDP, industrial production and inflation. These are compared with consensus forecasts in order to determine our key variances to market views.

    . Micro economic analysis: We assess and monitor the implementation of financial and corporate reforms throughout the region. In addition to using research produced by brokerage economists, we undertake regular Asian field trips, during which we talk directly with government officials and senior management at financial institutions and companies. This helps us assess whether government policy is being accepted and implemented by the local institutions.

  2. Political analysis

  Changing political dynamics often have a significant impact on financial policy and markets in Australia and Asia. As a result we need to be well informed on political issues within the region. To do this, we monitor research from a range of brokers and independent research houses. We also conduct our own research through direct contact with central banks and government agencies.

  3. Valuation

  Fair value analysis is undertaken in order to determine whether securities' prices are deviating significantly from their longer-term equilibrium value. To assess this, we look at:

    .  Real yield analysis for each bond and money market; and

    .  Purchasing power parity models for currency analysis.

  4. Technical analysis

  We undertake extensive technical analysis on bonds, bills and currencies in order to monitor market momentum and key support/resistance levels.

  There are numerous other factors that influence market behavior and require our analysis and understanding. These include:

    .  The supply/demand balance in bond and money markets;

    .  Central bank intervention in currency markets; and

    .  Equity market movements and consequent fund flows.

  5. Security Selection

  Having established the allocation to each country and currency, the focus shifts to determining the best exposure within each market. This involves evaluating the relative value between government, quasi-government and corporate securities.

    .  Government and Quasi government issues:

  Within most of the Australian and Asian bond and money markets there are a range of government and quasi-government issuers. These issuers, as well as derivative markets, are monitored closely. Our analysis concentrates on factors such as the shape and structure of yield curves, pricing anomalies, liquidity premiums and supply and demand for specific issues.

    .  Corporate/bank issues:

  We undertake extensive credit research in order to identify opportunities to invest in corporate debt. This entails conducting our own credit research, including regular field trips to the relevant companies. In addition, our equity portfolio managers analyze many of the corporates included in our model portfolio, and provide ongoing credit research. We also review reports produced by external credit analysts at brokerage houses, and speak frequently to them for more in-depth information. Our research covers the following:

  Fundamental analysis

    .  Industry analysis

  Examination of industry characteristics and trends. We pay particular attention to regulatory regimes and recent or potential changes to them.

    .  Company analysis

      -- The company's competitive position within its industry;
      -- Corporate strategy; and
      -- Financial analysis, focusing on cash flow and the firm's capacity to service debt.

    .  Market analysis

      -- Value relative to other similar credits; and -- Liquidity

                              USE OF DERIVATIVES

  Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager and Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

                 RISKS ASSOCIATED WITH THE USE OF DERIVATIVES

  Gains and losses on "derivatives" transactions depend on the ability of the Investment Manager and Investment Adviser to predict correctly the direction on interest rates, securities prices, currency exchange rates, or other factors. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

  . an imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (basis risk);

  . the possible absence of a liquid secondary market for any particular derivative at any time (liquidity risk);

  . the potential loss if the counterparty to the transaction does not perform as promised (counterparty risk);

  . the possible need to defer closing out certain positions to avoid adverse tax consequences (tax risk);

  . the risk that the financial intermediary "manufacturing" the derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

  . because derivatives are "manufactured" by financial institutions for the most part, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

  . the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

                      MANAGEMENT OF RISK FROM DERIVATIVES

  In expanding the Fund's investment parameters, it will be necessary for the Investment Manager to be able to use derivative securities in Asia. It would also be beneficial to have access to certain interest-rate derivative instruments in the Australian component of the Fund.

  The types of derivative activity anticipated under the new mandate include:

    . The ability to adjust Asian currency exposures in line with the Investment Manager's investment strategy. Adjustment would take place when considered prudent, based on the Investment Manager's assessment of future currency movements.

    . The scope to adjust duration, yield curve and credit positions synthetically.

    . Substitution/replication for physical securities to provide flexibility in managing capital gains on the Fund's underlying securities, and to minimize transaction costs and achieve transactional efficiency.

  The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur.

  Asian derivatives. The use of derivative securities is a necessary prerequisite to the expansion of the Fund's investment parameters into Asia.

  There are two broad areas for which derivatives are required for Asian investing:

  1. Use of derivatives for adjusting exposures (adjustment/overlay)

    . Currency adjustment (overlays)--By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Investment Manager will need to be able to adequately manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency overlay strategies.

    . Interest rate and credit adjustment--Investment in Asian "Yankee bonds" involves exposure to both fluctuations in US interest rates and the credit standing of a particular Asian issuer. There may be times when the Investment Manager wishes to reduce the US interest rate exposure embedded in Asian Yankee bonds. This can be done by selling US Treasury Bond futures. The credit component can be managed using credit derivatives.

  2. Derivatives as a substitute for physical securities (replication/substitution). Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Investment Manager may be able to implement decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in US dollars.

  In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available paper or government regulations, the only means of gaining exposure to particular Asian countries is through derivatives.

  Australian derivatives. The Investment Manager uses only exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian component of the Fund. The Investment Manager will not use derivatives where they would contravene the guidelines set by the rating agencies for AMPS issues.

  The Investment Manager proposes to use currency derivatives to hedge Australian dollar currency risk associated with investments by the Fund in Australia.

  Derivatives exposures and counterparty limits. In general, derivatives will not be utilized to leverage the Fund. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be deemed to be cash-backed. All options positions are delta-adjusted.

  Counterparty limits. When dealing in over-the-counter derivatives, all bank counterparties must have a credit rating of at least A-. The exception will be Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrated entities. A limit of 2% of total assets can be applied this way. Only up to 7.5% of total assets may be put at risk in derivatives transactions with any single counterparty. A maximum of 20% of total assets may be at risk in currency-linked notes. In addition, a maximum of 10% of total assets may be at risk to any single counterparty (aggregate interest rate, currency and credit derivatives).

  Exchange-traded derivatives. A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney Futures Exchange, the maximum gross exposure (long positions + short positions) will be 20% of total assets and the maximum net exposure (long positions-short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 7% of total assets may be at risk in derivatives traded on any one Asian futures exchange.

                          RISKS INVOLVED IN LEVERAGE

  Capital raised through leverage is subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Funds' income from the proceeds of leverage will exceed these costs. However, the Investment Manager seeks to use leverage for the purposes of making additional investments only if it believes, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would exaggerate the effect on the Fund's net asset value. The Fund's lenders and preferred shareholders will have priority to the Fund's assets over the holders of the Fund's Common Stock.

  The Fund's leverage capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to any credit facility or obtained through the issuance of preferred shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund against the net assets of the Fund in liquidation.

  The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Stock or preferred shares, or purchase or redeem Common Stock or preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral and, if any such default is not cured, the lenders may be able to control the liquidation as well.

  In addition, the fund will not be permitted to pay dividends on, or redeem or repurchase, Common Stock unless all accrued dividends, or accrued interest on borrowings, on the preferred shares have been paid or set aside for payment.

  Because the fee paid to the Investment Manager is calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

  The Fund may be subject to certain restrictions imposed by lenders to the Fund or by guidelines of one or more rating agencies which issue ratings for debt or preferred shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed by the 1940 Act. These covenants or guidelines could impede the Investment Manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and guidelines.

                         AUSTRALIAN REVIEW AND OUTLOOK

  The deterioration in the value of the Australian dollar in 2000 from a peak above US 67 cents early in the year is, the Investment Manager believes, a function to a large extent of the apparent strength of the US dollar itself. This is evidenced by the similar weakness being observed in currencies as diverse as the Pound sterling, Euro and New Zealand dollar since the beginning of 2000. All have depreciated to a broadly similar degree. The Investment Manager believes that much of this has to do with the global redirection of capital observed in 2000, towards US dollar assets and US bond markets in particular. The Investment Manager believes that this is favorable for other global bond markets such as Australian and Asian bonds, but has nonetheless undermined most global currencies versus the US.

  A significant factor that will influence the value of the Australian dollar and many Asian currencies looking forward therefore will be the ultimate direction of the US dollar. The majority of global analyst views anticipate that the medium term will see some weakness in the US dollar as investors look for more attractive global investment opportunities outside of the US and the significant US current account deficit becomes more difficult to finance. Assuming that the global economy continues to grow at a respectable 3-3.5% in 2001, the Investment Manager believes that such a turnaround in the US dollar would be positive, for the Australian dollar.

  There are domestic factors which, the Investment Manager believes, have also negatively impacted on the performance of the Australian dollar in 2000 but are likely to show improvement. One of the key drivers of this weakness has been relative growth sentiment. US growth has increasingly been driven by the strength of its technology sector and this has seen expectations for future US growth outstrip those for Australia which is tagged an "old style economy". This is despite the fact that Australian domestic economic and productivity growth has consistently outperformed expectations. Further, although the Australian domestic economy is not a large producer of technology, it boasts an extremely strong and rapid per capita take-up of technology.

  Negative interest rate differentials between the US and Australia, both short and long-term, have also placed pressure on the Australian dollar. Domestic cash rates, which have traditionally been above those in the US, have been up to 0.50% below in the current tightening cycle. The majority of economists are forecasting this differential to return to parity as the U.S. Federal Reserve potentially eases through 2001, and the Reserve Bank Of Australia maintains a neutral policy stance.

  The Investment Manager believes that the combination of an improving terms of trade and an increasingly competitive currency is powerful for the Australian current account deficit. This deficit has fallen below 5% of GDP from a peak above 6% and exports are currently recording annual growth of 25%. The likelihood of further sizeable improvements in this deficit is a clear positive for the Australian dollar going forward as it reduces the call on foreign capital to finance the current account shortfall, a significant drag on the Australian dollar in 2000.

  The latest expectations for the Australian dollar across a wide range of analysts are for the currency to appreciate over the next year towards US 63-65 cents. This would represent a move of approximately 20% from current levels.

                        ASIAN MARKET REVIEW AND OUTLOOK

  Asia as a whole has completed a dramatic two years of economic recovery from the height of the Asian Crisis of 1997/98. Moving forward, it is the Investment Manager's expectation that Asia will maintain its growth performance, albeit at a somewhat more moderate pace. The Investment Manager expects that there will be greater differentiation in future Asian economic performance between those economies which are either more robust or relatively advanced on the restructuring path, such as Singapore, Taiwan, Korea and China, and those economies that are less advanced in restructuring or exhibit fundamental weakness, such as Indonesia (in which the Fund does not currently invest), the Philippines and Thailand.

  The dramatic appreciation in oil prices in 2000 and the more recent concerns expressed about global economic hard landings have renewed investor concerns about the risk of Asia falling back into a regional downturn. The Investment Manager does not consider this prospect likely. The Investment Manager believes that the Asian macro environment has become more robust structurally than was the case in 1997, with most Asian economies now operating floating exchange rates and sizeable trade surpluses. The strength of the global technology cycle and the role of Asia in producing high tech equipment remains a key positive moving forward. The process of corporate and financial sector restructuring is generally progressing well. This is enabling a more efficient and open transfer of capital into and out of the region, as opposed to the generally quite restrictive circumstances evident before the Asian crisis impacted.

  Of all the Asian crisis economies, South Korea has shown the most dramatic resurgence over the past two years, with economic growth of 11% in 1999 and a further 8-9% expected in 2000. South Korea has made some of the most dramatic moves towards restructuring of the Asian crisis economies, aimed at freeing up regulatory constraints, reducing the power of the Chaebol, and enticing foreign capital inflows.

  Singapore, fundamentally one of the most buoyant and open economies within the region, was relatively insulated through the crisis and is now growing very strongly. Trade and capital flows are conducive to both the Korean Won and the Singapore dollar which are likely to see relative outperformance against other regional currencies. Similarly Taiwan, while hit by domestic political turmoil, maintains strong economic fundamentals. A high dependency on technology production is a key positive moving forward.

  Thailand and the Philippines remain the more difficult economies within the region, outside of Indonesia. All three countries are struggling to generate dynamic growth with both Thailand and Indonesia saddled with debt burdens and all currently suffering political instability. Monetary policies need to remain supportive for growth while necessary structural changes are made to these economies. In the case of the Philippines, the Investment Manager believes that much of the concern has already been factored into its bond market, with yield levels exceptionally attractive.

  Chinese growth is accelerating in line with strong export performance and stimulative monetary and fiscal conditions. Deflation is an ongoing threat given the extent of structural reform working through the Chinese economy. The Investment Manger believes that entry into the World Trade Organization is likely to provide a longer-term boost to the Chinese economy, but in the near term will necessitate an accelerated reform agenda.

  Hong Kong has emerged slowly from recession, but is now benefiting from North Asian and Chinese trade in particular. A need to maintain the Hong Kong dollar peg has required the Hong Kong Monetary Authority to tighten policy in step with the US Federal Reserve. The Investment Manager believes that this is likely to be a lingering drag on the interest rate sensitive sectors of the Hong King economy. However, trade and tourism have strengthened in line with a general upturn in Asian confidence.

  Malaysia and India have shown economic performance under the influence of stimulative interest rate settings and competitive exchange rates. Malaysia in particular has benefited from an undervalued exchange rate (relative to the rest of Asia) and improved capital inflows following the relaxation of certain capital controls imposed at the height of the Asian crisis.

  Over the past two years, yields on domestic Asian bonds have generally declined significantly since the onset of the Asian crisis. Improved perceptions about, and the significant restructuring within, Asia has resulted in a general lowering of risk premium and improved credit ratings. In some markets, notably Korea and the Philippines, yields are expected to further decline as ongoing structural changes lower inflation and risk premium. It is expected that domestic Asian bond performance to be generally in line with current yields.

  Asian analysts generally believe that many of the Asian currencies in which the Fund invests are below their fair value versus the US dollar and are likely to appreciate over time. The spread on Asian US dollar denominated bonds should continue to benefit from Asia's positive credit trends and Asian macroeconomic improvement.

  Asian strong fundamentals, strong reserve positions, significant corporate and banking sector restructuring should support Asian bond markets (both local currency and US dollar Yankee) in the future.

                                                                     APPENDIX B

                                 BOND RATINGS

Moody's Investors Service, Inc.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation

  AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Bond rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

  BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

  B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

  CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.

  Plus (+) or Minus (-): The ratings from "AA to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                                                     APPENDIX C

           CURRENT INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

  The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. The objective and the investment policies set forth in the following four paragraphs and under the caption "Investment Restrictions" may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

Portfolio Structure

  It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets. The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

  During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in convertible debt securities.

  It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment, are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; provided, however, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

  The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

  The Fund may, in respect of the Asian portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian investments to manage interest rate risk through investing in exchange traded interest rate derivatives. However, it will not use derivatives to hedge Australian currency risk, except in connection with currency forward contracts used in connection with the transfer of cash to the United States.

  As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian or New Zealand commonwealth or state governments or their instrumentalities, to 5% of its assets at the time of purchase. The Fund may invest without limitation in securities of Australian governments or governmental entities and may invest up to 25% of its assets at the time of purchase in New Zealand government securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. See "Taxation--United States." The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

                            INVESTMENT RESTRICTIONS

The Fund may not:

  1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

  2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

  3. (a) Issue senior securities, except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by those investment restrictions and (ii) that the Fund may issue one or more series of its preferred stock, if permitted by the Articles; or (b) borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

  4. Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives).

  5. Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

  6. Make investments for the purpose of exercising control or management.

  7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

  8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest over 25% of its total assets in securities issued or guaranteed, as to payment of principal and interest, by Australian governments or governmental entities. U.S. government securities are excluded from this restriction.

                                                                     APPENDIX D

         PROPOSED NEW INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS

  If Proposals 3A, 3B and 3C are approved by shareholders, the Fund's investment objective, investment policies and investment restrictions would read in their entirety as follows:

                             INVESTMENT OBJECTIVE

  The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

                              INVESTMENT POLICIES

  To achieve its investment objective, the Fund may invest up to 80% of its total assets in "Asian debt securities," which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund's total assets. The maximum country exposure for Korea is limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund's total assets.

  "Asian Countries" (each, an "Asian Country") include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

  At least 20% of the Fund's total assets will be invested in "Australian debt securities," which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers, denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

  The Fund may also invest in "New Zealand debt securities," which include:
(1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund's total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund's total assets.

  During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

  The Fund may invest up to 10% of the Fund's total assets in secondary market bank loans, and up to an additional 10% of the Fund's total assets in convertible securities and other hybrid securities, and up to an additional 10% of the Fund's total assets in asset-backed securities.

  In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated by S&P or Moody's, or judged by the Investment Manager to be, below investment grade at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used. The Fund may invest up to 35% of its total assets in Asian debt securities which may be deemed to be illiquid.

  The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody's, or judged by the Investment Manager to be, below B- at the time of investment, provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used.

  The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

  The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.

  As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian or Korean governmental entities and may, at the time of purchase, invest up to 35% of its total assets in New Zealand governmental securities and up to 15% of its total assets in Asian Country (other than Korea) governmental securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

                            INVESTMENT RESTRICTIONS

  A. The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

  B. The Fund will not:

  (1) issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

  (2) borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

  (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

  (4) purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

  (5) purchase physical commodities or contracts relating to physical commodities;

  (6) make loans to other persons, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

  (7) concentrate its investments in a particular industry or group of industries, as those terms are used in the Investment Company Act of 1940, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

  For purposes of Restriction 7, above, "securities of issuers of a particular country" shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country;
(c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

                                                                      EXHIBIT A

                  The First Australia Prime Income Fund, Inc.
                            Audit Committee Charter

                                ---------------

Mission

  The mission of the Audit Committee (the "Committee") of The First Australia Prime Income Fund, Inc. (the "Fund") is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, and the quality and objectivity of the Fund's financial statements. The Committee will also report to the Board of Directors (the "Board"), if necessary, any relationships between the auditor and the Fund, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the auditor.

  The function of the Committee in this capacity is oversight; it is the responsibility of the Fund and the Manager to maintain appropriate systems for accounting and internal control, and the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

  The independent auditors are directly accountable to the Committee and to the Board.

Committee Membership

  The Committee shall be composed of at least three independent directors with the qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to play a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the staff of the Fund's investment manager, EquitiLink International Management Limited (the "Manager"), and the staff of the Fund's investment adviser, EquitiLink Australia Limited (the "Adviser").

Qualifications of Committee Members

  The Committee must have at least three independent directors. A director with any of the following five relationships will not be considered independent for this purpose:

  (1) employment by the Fund or any of its affiliates for the current year or any of the past three years;

  (2) acceptance of any compensation from the Fund or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (3) member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Fund or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, brothers and sisters-in-law, sons and daughters-in-law, and anyone who resides in such person's home;

  (4) partnership in, or being a controlling shareholder or an executive officer of, any for-profit business organization to which the Fund made, or from which the Fund received, payments (other than those arising solely from investments in the Fund's securities) that exceed 5% of the Fund's gross income for that year, or $200,000, whichever is more, in any of the past three years; or

  (5) employment as an executive of another entity where any of the Fund's executives serve on that entity's compensation committee.

  One member of the Committee may be a non-independent director, under limited and exceptional circumstances, if the Board determines that membership on the Committee by that non-independent director is required by the best interests of the Fund and its shareholders. To be eligible for this consideration, the non-independent director may not be a current employee or immediate family member of an employee of the Fund. If such a determination is made, the Board must disclose, in the Fund's next annual proxy statement subsequent to making the determination, the nature of the relationship and the reasons for the determination.

  Each member of the Committee must be able to read and understand basic financial statements, including the Fund's balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result in that individual's having financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Duties and Powers

  To carry out its mission, the Committee shall, to the extent it deems appropriate, carry out the following functions:

  1. to recommend annually to the Board the selection, retention, or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting, auditing, or tax services to the Manager and to receive the auditors' specific representations as to their independence;

  2. delineating all relationships between the auditor and the Fund, consistent with Independence Standards Board ("ISB") Standard No. 1./1/ This should include information on whether the independent auditor performs any significant non-auditing services for the Fund. The Committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectives and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

  3. to recommend new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

  4. to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s),
-------
/1/ ISB Standard No. 1 requires the auditor to annually: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

     including matters required to be discussed by the Statements on Auditing Standards ("SAS") No. 61,/2/ (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (iv) to review the form of opinion the auditors propose to render to the Board and shareholders, and (v) to review the performance of the auditor;

  5. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

  6. to review the fees charged by the auditors for audit and non-audit services;

  7. to confer with the officers of the Fund to the extent necessary in its review of the internal controls, accounting practices, fiscal structure and fiscal reporting of the Fund, and as appropriate report to the Board concerning the business of the Committee;

  8. to establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

  9. to investigate improprieties or suspected improprieties and Fund operations, as they are presented to the Committee or brought to the attention of the Committee;

  10. to review the Fund's financial reporting practices, including (i) accounting policies and practices and significant judgments that may affect the financial statements of the Fund and the selection made from among alternative accounting treatments; (ii) effects of changes in accounting standards that may significantly affect financial reporting practices; (iii) reasons for major year-to-year variations in financial statements; and (iv) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities;

  11. to review the Fund's system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities; (ii) instances of employee defalcation and violations of the Code of Ethics and other Fund policies and procedures; and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

  12. to review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities; and

  13. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

  1. The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.
-------
/2/ SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are:
(1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

  2. Each December, the Committee shall issue a report indicating whether the Committee (i) reviewed and discussed the financial statements with management; (ii) discussed the matters required by SAS 61, as modified or supplemented; and (iii) received from the auditors the letter and written disclosure required by ISB Standard No. 1, and discussed with the auditors their independence. The Committee's report should also indicate whether the audit committee, based on its review and its discussions with management and the auditors, recommends to the Board that the financial statements be included in the Fund's annual report for the last fiscal year.

  3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

  4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

March 16, 2000

                                     PROXY

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Shareholders -- April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 2:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

-------------------------                      -------------------------------
-------------------------                      -------------------------------
-------------------------                      -------------------------------

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------

                                 COMMON STOCK

Mark box at right if an address change or comment has been noted on      /   /
the reverse side of this card.

                                               Date ----------------------------

     Please be sure to sign and date this Proxy
--------------------------------------------------------------------------------

     Shareholder sign here ________________  Co-owner sign here_________________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items (1), (3A), (3B), (3C) and
(3D).

(1) The election of three Directors to serve as Class I Directors for a three-year term:

                             For All Nominees   Withhold    For All Except
     Anthony E. Aaronson          / /             / /           / /
     Beverley Hendry              / /             / /           / /
     Neville J. Miles             / /             / /           / /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


(3A) To amend the Fund's investment    For  Against  Abstain
     objective                         / /    / /      / /

(3B) To amend the Fund's investment     For  Against  Abstain
     policies                           / /    / /      / /

(3C) To amend the Fund's investment     For  Against  Abstain
     restrictions                       / /    / /      / /

(3D) To eliminate the requirement that  For  Against  Abstain
     shareholders approve changes in    / /    / /      / /
     the Fund's investment policies

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES:

                                     PROXY

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Annual Meeting of Shareholders -- April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the preferred stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 2:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

------------------------                       -------------------------------
------------------------                       -------------------------------
------------------------                       -------------------------------

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------

                   AUCTION MARKET PREFERRED STOCK SERIES A-I

Mark box at right if an address change or comment has been noted on      /   /
the reverse side of this card.

                                               Date ----------------------------

     Please be sure to sign and date this Proxy
--------------------------------------------------------------------------------

     Shareholder sign here ________________  Co-owner sign here_________________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items (2), (3A), (3B), (3C) and
(3D).


(2)  The election of two Directors to
     represent the interests of the holders
     of preferred stock for the ensuing year:

                             For All Nominees   Withhold   For All Except
     Dr. Anton E. Schrafl          / /            / /          / /
     John T. Sheehy                / /            / /          / /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

(3A) To amend the Fund's investment     For  Against  Abstain
     objective                          / /    / /      / /

(3B) To amend the Fund's investment     For  Against  Abstain
     policies                           / /    / /      / /

(3C) To amend the Fund's investment     For  Against  Abstain
     restrictions                       / /    / /      / /

(3D) To eliminate the requirement that  For  Against  Abstain
     shareholders approve changes in    / /    / /      / /
     the Fund's investment policies

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: